MONEYGRAM INTERNATIONAL, INC.

2005 OMNIBUS INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT FOR DIRECTORS

As Adopted August 17, 2005

(NQ — DIR)

This Non-Qualified Stock Option Agreement is between MoneyGram International, Inc., a Delaware corporation (Corporation) and the person (Director or Grantee) named in the accompanying Notice of Stock Option Grant (Notice). This Agreement is effective as of the date of grant set forth in the Notice (Grant Date).

The Corporation desires to provide Director with an opportunity to purchase shares of the Corporation’s Common Stock, par value $0.01 (Common Stock), as provided in this Agreement, in order to carry out the purpose of the MoneyGram International, Inc. 2005 Omnibus Incentive Plan (Plan).

The Corporation hereby grants to Director, effective as of the Grant Date, the right and option (Option) to purchase all or any part of the aggregate number of shares of Common Stock set forth in the Notice, on the terms and conditions contained in this Agreement and in accordance with the terms of the Plan. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the Code). The per share purchase price of the shares subject to the Option shall be the purchase price per share set forth in the Notice.

1. Option Period and Termination of Service of Director. The period during which this Option may be exercised (Option Period) is the period beginning on the date hereof and ending ten (10) years from such date, subject to Section 2 below, and during this period this Option may be exercised only by the Director personally and while a director of the Corporation, except that:

(a) If the Director ceases to be a director of the Corporation for any reason, excluding death, disability, or retirement, the option rights hereunder (as they exist on the day the Director ceases to be a director) may be exercised only within a period of three (3) months thereafter, subject to the notice requirements and forfeiture provisions set forth below, or prior to the expiration of the Option Period, whichever shall occur sooner.

(b) If the Director ceases to be a director of the Corporation due to death, or dies within the three month or three year periods referred to in Sections (a) or (c) of this Section 1, the option rights hereunder (as they exist immediately prior to the Director’s death) may be exercised by the Director’s personal representative only during a period of twelve (12) months thereafter in the case of death and only during a period of three (3) years thereafter in the case of disability, provided, if the Director dies within such three-year period, any unexercised option held by the Director will, notwithstanding the expiration of such three-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death, subject in each case to the notice requirements set forth below, or prior in each case to the expiration of the Option Period, whichever shall occur sooner.

(c) If the Director ceases to be a director of the Corporation by reason of disability, the option rights hereunder (as they exist on the day the Director ceases to be such director) may be exercised only within a period of three (3) years thereafter, subject to Section 2 below including the notice requirements set forth therein, or prior to the expiration of the Option Period, whichever shall occur sooner.

(d) If the Director ceases to be a director of the Corporation at or after the age of 65 years, the Director shall be deemed to have retired for purposes of this Agreement and the option rights hereunder (as they exist on the day the Director ceases to be such director) may be exercised only within a period of five (5) years thereafter, subject to the terms and conditions of this Agreement, including the notice requirements and non-compete provisions set forth below, or prior to the expiration of the Option Period, whichever shall occur sooner.

2. Method of Exercise of this Option. This Option may be exercised in the manner hereinafter prescribed, in whole or in part, at any time or from time to time, during the Option Period as follows.

(a) One-third of the Shares hereby optioned at any time after one year from the date hereof,

(b)	One-third of the Shares hereby optioned at any time two years from the date hereof, and

(c) the balance of the Shares hereby optioned at any time after three years from the date hereof. This Option shall not be exercisable prior to the expiration of one year from the date of grant, except as otherwise specified in the Plan. All purchases hereunder must be completed within the time periods prescribed herein for the exercise thereof.

(d) Notwithstanding Sections (a), (b) and (c) of this Section 2 if the Director ceases to be a director of the Corporation by reason of death, disability or retirement, this Option (to the extent valid and outstanding as of the date such Director ceases to be a director) if not then exercisable shall become fully exercisable to the full extent of the original grant; provided, however, that if such date on which such Director ceases to be a director or an employee is within six months of the date of grant of a particular Stock Option held by a Director this Option shall not become fully exercisable until six months and one day after such date of grant.

On or before the expiration of the Option Period specified herein, written notice of the exercise of this Option with respect to all or a part of the Common Stock hereby optioned may be mailed or delivered to the Corporation by the Director in such form as the Corporation may require, properly completed and among other things stating the number of Shares of Common Stock with respect to which the Option is being exercised, and specifying the method of payment for such Common Stock. The notice must be mailed or delivered prior to the expiration of this Option.

Before any stock certificates shall be issued or book entry made reflecting the transfer of shares to Grantee, the entire purchase price of the Common Stock purchased shall be paid to the Corporation. Certificates will be issued to the purchaser, or book entry made, as soon as practicable thereafter. Failure to pay the purchase price for any Common Stock within the time specified in said notice shall result in forfeiture of the Grantee’s right to purchase the Common Stock at a later date and the number of shares of Common Stock which may thereafter be purchased hereunder shall be reduced accordingly.

The purchase price may be paid either entirely in cash or in whole or in part with unrestricted Common Stock already owned by the Director. If the Director elects to pay the purchase price entirely in cash, he will be notified of the purchase price by the Corporation. If the Director elects to pay the purchase price either substantially all with Common Stock or partly with Common Stock and the balance in cash, he will be notified by the Corporation of the fair market value of the Common Stock on the exercise date and the amount of Common Stock or cash payable. Within five business days after the exercise date, the Director shall deliver to the Corporation either cash or Common Stock certificates, in negotiable form, at least equal in value to the purchase price, or that portion thereof to be paid for with Common Stock, together with cash sufficient to pay the full purchase price. Only full Shares of Common Stock shall be utilized for payment purposes.

To the extent permissible under applicable tax, securities, and other laws, the Director may satisfy a tax withholding requirement by surrendering Shares, including Shares to which Director is entitled as a result of the exercise of this Option.

3. Non-Compete. Unless a Change in Control (as defined below) shall have occurred after the date hereof:

(a) In order to better protect the goodwill of the Corporation and its Affiliates and to prevent the disclosure of the Corporation’s or its Affiliates’ trade secrets and confidential information and thereby help insure the long-term success of the business, the Director, without prior written consent of the Corporation, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, agent, consultant, owner of more than five (5) percent of any enterprise or otherwise, for a period of two (2) years following the date of the Director’s termination of service with the Corporation or any of its Affiliates, in connection with the manufacture, development, advertising, promotion, design, or sale of any service or product which is the same as or similar to or competitive with any services or products of the Corporation or its Affiliates (including both existing services or products as well as services or products known to the Director, as a consequence of the Director’s service on the Board of Directors of the Corporation to be in development).

(b) For purposes of the provisions of Section 3, it shall be conclusively presumed that the Director has knowledge of information he or she was directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(c) The Corporation is authorized to suspend or terminate this Option and any other outstanding stock option or stock appreciation right held by the Director prior to or after termination of service on the Corporation’s Board of Directors if the Director engages in any conduct agreed to be avoided pursuant to the provisions of Section 3 at any time within the two (2) years following the date of the Director’s termination of service.

(d) If, at any time within two (2) years after the date of the Director’s termination of service with the Corporation or any of its Affiliates, Director engages in any conduct agreed to be avoided pursuant to the provisions of this Section 3, then any gain (without regard to tax effects) realized by Director from the exercise of this Option, in whole or in part, shall be paid by Director to the Corporation. Director consents to the deduction from any amounts the Corporation or any of its Affiliates owes to Director to the extent of the amounts Director owes the Corporation hereunder.

4. Non-Transferability of this Option. This Option may not be assigned, encumbered or transferred, in whole or in part, except by the Director’s will or in accordance with the applicable laws of descent and distribution or as otherwise provided or permitted under the Plan, except that a Director holding a Non-Qualified Stock Option may designate as the transferee of any such Option any member of such Director’s “Immediate Family"(as defined in Rule 16a, as promulgated by the Commission under the Exchange Act) or to a trust whose beneficiaries are members of such Director’s Immediate Family, without payment of consideration, to have the power to exercise such Option, and be subject to all the conditions of such Option prior to such designation, such power to exercise to become effective only in the event that such Director shall die prior to exercising such Option.

5. Adjustments for Changes in Capitalization of Corporation. The Common Stock covered by this Option is, at the option of the Corporation, either authorized but unissued or reacquired Common Stock. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock during the Option Period, the number of Shares of Common Stock which may thereafter be purchased pursuant to this Option and the purchase price per share, shall be appropriately adjusted, or other appropriate substitutions shall be made, and the determination of the Board of Directors of the Corporation, or the Human Resources Committee of the Board of Directors, as the case may be, as to any such adjustments shall be final, conclusive and binding upon the Director.

6. Effect of Change in Control.

(a) For purposes of this Agreement, a Change in Control shall mean any of the following events:

(i) An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either: (1) the then outstanding shares of Common Stock of the Corporation (the “Outstanding Corporation Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); excluding, however the following:

(1) any acquisition directly from the Corporation or any entity controlled by the Corporation other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation or any entity controlled by the Corporation,

(2) any acquisition by the Corporation, or any entity controlled by the Corporation,

(3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation or

(4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of Section (iii) below; or

(ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section (b) that any individual, who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso), shall be considered as though such individual were a member of the Incumbent Board; but provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board, or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a “Corporate Transaction”) excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction (the “Prior Stockholders”) beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding  shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Corporation or other entity resulting from such Corporate Transaction (including, without limitation, a corporation or other entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation or any entity controlled by the Corporation, any employee benefit plan (or related trust) of the Corporation or any entity controlled by the Corporation or such corporation or other entity resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of Common Stock of the Corporation or other entity resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of the Corporation or such other entity entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; and further excluding any disposition of all or substantially all of the assets of the Corporation pursuant to a spin-off, split-up or similar transaction (a “Spin-off”) if, immediately following the Spin-off, the Prior Stockholders beneficially own, directly or indirectly, more than 80% of the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, respectively; provided, that if another Corporate Transaction involving the Corporation occurs in connection with or following a Spin-off, such Corporate Transaction shall be analyzed separately for purposes of determining whether a Change in Control has occurred; or

(iv) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

(b) In the event of a Change in Control, this Option (to the extent outstanding as of the date such Change in Control is determined to have occurred) if not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

(c) For purposes of this Agreement, “Change in Control Price” shall mean the higher of (1) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on The NASDAQ Stock Market during the 60-day period prior to and including the date of a Change in Control or (2) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price will be in all cases the Fair Market Value of the Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration will be determined in the sole discretion of the Board.

(d) Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (Exercise Period), the Director shall have the right, whether or not this Option is fully exercisable and in lieu of the payment of the exercise price for the Shares of Common Stock being purchased under the Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option (the Spread) multiplied by the number of Shares of Common Stock granted under the Option as to which the right granted hereunder shall have been exercised; provided, however, that if the Change in Control is within six months of the date of grant of a particular Option held by a Director no such election shall be made by such Director with respect to such Option prior to six months from the date of grant. Notwithstanding any other provision hereof, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of an Option held by a Director such Option shall be canceled in exchange for a cash payment to the Director, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of Shares of Common Stock granted under the Option.

7. Plan and Plan Interpretations as Controlling. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. The Plan provides that the Board may amend the Plan, and that the Committee shall administer the Plan. The Director, by acceptance of this Option, agrees to be bound by said Plan and such Board and Committee actions.

8. Termination of the Plan; No Right to Future Grants. By entering into this Non-Qualified Stock Option Agreement, the Director acknowledges: (a) that the Plan is discretionary in nature and may be suspended or terminated by the Corporation at any time; (b) that each grant of an Option is a one-time benefit which does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options; (c) that all determinations with respect to any such future grants, including, but not limited to, the times when the Option shall be granted, the number of Shares subject to each Option, the Option price, and the time or times when each Option shall be exercisable, will be at the sole discretion of the Corporation; (d) that the Director’s participation in the Plan is voluntary; (e) that the right to purchase Common Stock ceases upon termination of service for any reason except as may otherwise be explicitly provided in the Plan or this Agreement; (f) that the future value of the Shares is unknown and cannot be predicted with certainty; (g) that if the underlying Shares do not increase in value, the Option will have no value; and (h) the foregoing terms and conditions apply in full with respect to any prior Option grants to Director.

9. Governing Law. This agreement is governed by and is to be construed and enforced in accordance with the laws of Delaware. Options to purchase shares of Common Stock of the Corporation may not be exercised whenever such exercise or the issuance of any of the optioned Shares would be contrary to law or the regulations of any governmental authority having jurisdiction.